NUMBER
B



SHARES

Varsal Tech, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

50,000,000 SHARES CLASS A VOTING COMMON STOCK
Par Value $.001 Per Share

50,000,000 SHARES CLASS B VOTING COMMON STOCK
Par Value $.001 Per Share

This Certifies that ______________________________ is the
(SEE REVERSE FOR CERTAIN DEFINITIONS)

owner of ______________________________ Shares of

the Class B Voting Common Stock of Varsal Tech, Inc.

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this ________ day of ________ A.D. ________*

____
SECRETARY

____
PRESIDENT

NUMBER

B 2

SHARES

1,513,575



Varsal Tech, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

50,000,000 SHARES CLASS A VOTING COMMON STOCK
Par Value $.001 Per Share

50,000,000 SHARES CLASS B VOTING COMMON STOCK
Par Value $.001 Per Share

This Certifies that HUIQIN ZHANG is the
(SEE REVERSE FOR CERTAIN DEFINITIONS)
owner of ONE MILLION FIVE HUNDRED THIRTEEN THOUSAND FIVE HUNDRED SEVENTY FIVE Shares of

the Class B Voting Common Stock of Varsal Tech, Inc.

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this 30th day of SEPTEMBER A.D. 2025

SECRETARY

PRESIDENT

H. BURR KEIM, PHILA

NUMBER

B 3

SHARES

1,611,957



Varsal Tech, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

50,000,000 SHARES CLASS A VOTING COMMON STOCK
Par Value $.001 Per Share

50,000,000 SHARES CLASS B VOTING COMMON STOCK
Par Value $.001 Per Share

This Certifies that DONGWEI WANG is the
(SEE REVERSE FOR CERTAIN DEFINITIONS)

owner of ONE MILLION SIX HUNDRED ELEVEN THOUSAND NINE HUNDRED FIFTY SEVEN Shares of

the Class B Voting Common Stock of Varsal Tech, Inc.

fullpaid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.
In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this* 30th *day of* SEPTEMBER *A.D.* 2025

SECRETARY

PRESIDENT

M.BURR KOM. PHILA.

NUMBER

B 4



SHARES

217,576

Varsal Tech, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

50,000,000 SHARES CLASS A VOTING COMMON STOCK
Par Value $.001 Per Share

50,000,000 SHARES CLASS B VOTING COMMON STOCK
Par Value $.001 Per Share

This Certifies that JAMES WANG is the
(SEE REVERSE FOR CERTAIN DEFINITIONS)

owner of TWO HUNDRED SEVENTEEN THOUSAND FIVE HUNDRED SEVENTY SIX Shares of

the Class B Voting Common Stock of Varsal Tech, Inc.

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this* 30th *day of* SEPTEMBER *A.D.* 2025

SECRETARY

PRESIDENT

NUMBER

B 5

SHARES

141,756



Varsal Tech, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

50,000,000 SHARES CLASS A VOTING COMMON STOCK
Par Value $.001 Per Share

50,000,000 SHARES CLASS B VOTING COMMON STOCK
Par Value $.001 Per Share

This Certifies that AUSTIN DONGFANG WANG is the
(SEE REVERSE FOR CERTAIN DEFINITIONS)

owner of ONE HUNDRED FORTY ONE THOUSAND SEVEN HUNDRED FIFTY SIX Shares of

the Class B Voting Common Stock of Varsal Tech, Inc.

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.
In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this* 30th *day of* SEPTEMBER *A.D.* 2025

SECRETARY

PRESIDENT